[LOGO OMITTED]

ANNUAL
REPORT

OCTOBER 31, 1999

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OAK ASSOCIATES FUNDS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder Letter ........................ 1

About the Adviser ......................... 2

Investment Team ........................... 2

Market Overview ........................... 3

Pin Oak Aggressive Profile ................ 6

White Oak Growth Profile .................. 8

Red Oak Technology Select Profile .........10

Financial Highlights ......................12

Statement of Net Assets ...................14

Statement of Operations ...................20

Statement of Changes in Net Assets ........21

Notes to Financial Statements .............22

Report of Independent
   Public Accountants .....................25


CONTACT US:

BY MAIL:
--------------------------------------------------------------------------------
OAK ASSOCIATES FUNDS
P.O. Box 219441
Kansas City, MO 64121-6441

BY TELEPHONE:
--------------------------------------------------------------------------------
1-888-462-5386
Option 1 To order a free investor kit
Option 2 To hear the latest fund prices
Option 3 To obtain fund information & performance
Option 4 For existing shareholders to obtain account information & place transactions

ON THE WEB:
--------------------------------------------------------------------------------
WWW.OAKASSOCIATES.COM
[bullet] To obtain fund prices
[bullet] Access your account on-line
[bullet] For portfolio manager commentary
[bullet] To download forms & applications

To Our Shareholders
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

We are pleased to send you the latest Annual Report for the Oak Associates Funds, which covers the fiscal year ended October 31, 1999. This report contains a discussion of the equity stock markets, detailed information on the holdings of each Fund, a report from the Fund's Independent Accountants, and other important financial data. As informed investors, we encourage you to read it carefully to stay abreast of your investments.

It was another outstanding year for the stock markets and Fund shareholders. The bull continues to charge ahead, with technology driving a U.S. economy that will be written about in future history books. Market volatility continues, and our concentrated investment style tends to magnify some of the daily ups and downs. But the long-term target is what we keep our eye on, and it has not been a disappointing strategy.

PERFORMANCE -- As shown in the table below, White Oak Growth and Pin Oak Aggressive performance has been very strong coming off a market downturn last fall. And Red Oak Technology Select has vaulted out of the starting blocks since it opened at the beginning of the year. Look to pages 6 through 11 for more detailed performance information and illustrations.

ASSET GROWTH -- As of October 31, 1999, the Oak Associates Funds have grown to become a $2.5 billion fund family, compared to $872 million a year ago.

TAX EFFICIENCY -- As a result of our buy-and-hold strategy and low portfolio turnover, both White Oak Growth and Red Oak Technology Select had no capital gain distributions in 1999. Pin Oak Aggressive will have its first distribution ever, a long-term gain which is relatively small by industry comparison.

As always, we look forward to serving your investment needs and thank you for choosing the Oak Associates Funds as part of your investment portfolio.


Sincerely,


/S/SIGNATURE

James D. Oelschlager
CHIEF INVESTMENT OFFICER

[BAR GRAPH OMITTED]

                               1 YEAR PERFORMANCE

                            PIN OAK AGGRESSIVE 90.57%
                            WHITE OAK GROWTH 56.52%

                      PERFORMANCE SINCE INCEPTION 12/31/98
                                ENDING 10/31/99

                        RED OAK TECHNOLOGY SELECT 69.40%

About the Adviser
--------------------------------------------------------------------------------

[LOGO OMITTED]
OAK ASSOCIATES, LTD., THE INVESTMENT ADVISER TO THE FUNDS, WAS ESTABLISHED IN 1985 AND CURRENTLY MANAGES OVER $17.5 BILLION IN PENSION, ENDOWMENT, INDIVIDUAL AND MUTUAL FUND ASSETS. OAK CONCENTRATES IN THE MARKET SECTORS BELIEVED TO HAVE THE GREATEST LONG-TERM GROWTH POTENTIAL AND THEN FOCUSES ON KEY COMPANIES IN THOSE AREAS. OAK BELIEVES THAT A PATIENT BUY-AND-HOLD STRATEGY, LOW PORTFOLIO TURNOVER, AND CONTROLLED FUND OPERATING EXPENSES ARE INTEGRAL TO ACHIEVING SUPERIOR LONG-TERM PERFORMANCE.

The Investment Team
--------------------------------------------------------------------------------
OAK ASSOCIATES, LTD.
Founder, Managing Member, Chief Investment Officer (1985-Present)
Portfolio Manager, White Oak Growth and Pin Oak Aggressive (1992-Present) Co-Portfolio Manager, Red Oak Technology Select (1998-Present)

THE FIRESTONE TIRE & RUBBER COMPANY
Director of Pension Investments/Assistant Treasurer (1969-1985)

B.A. (Economics), Denison University (1964)
Juris Doctor, Northwestern University (1967)
Graduate Studies in Business, University of Chicago (1968-1969)

[PHOTO OMITTED]
JAMES D. OELSCHLAGER
PRESIDENT

--------------------------------------------------------------------------------
                                                            OAK ASSOCIATES, LTD.
                  Co-Portfolio Manager, Red Oak Technology Select (1998-Present) Assistant Portfolio Manager, White Oak Growth, Pin Oak Aggressive (1992-Present)
                                                 Research Analyst (1991-Present)

                                                        PITTSBURGH NATIONAL BANK
                                                      Credit Analyst (1990-1991)

                                          B.S. (Finance), Miami University(1990)
                                  M.B.A., Case Western Reserve University (1994)
                                              Chartered Financial Analyst (1998)

                                                                 [PHOTO OMITTED]
                                                          DOUGLAS S. MACKAY, CFA


--------------------------------------------------------------------------------
OAK ASSOCIATES, LTD.
Senior Portfolio Trader (1985-Present)
Assistant Portfolio Manager, White Oak Growth, Pin Oak Aggressive (1992-Present)

THE FIRESTONE TIRE & RUBBER COMPANY
Portfolio Investments Department (1979-1985)
Accounting Department (1968-1979)

B.S. (Finance), The University of Akron

[PHOTO OMITTED]
DONNA L. BARTON


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
Market Overview
--------------------------------------------------------------------------------
OCTOBER 31, 1999

As we usher in the new millennium, it seems fitting that the last twelve months proved to be a winner for the Nasdaq, "the market of the 21st century", with the composite gaining 65.2%. While respectable, the 25.3% gain in the Dow Jones Industrial Average and the 24.2% rise in the Standard & Poor's 500 just did not compare. Our funds fared quite well, with each outpacing their benchmarks and most competitive offerings.

At the end of last year, many market commentators talked about the narrowness of the S&P 500's gains -- the fact that a few large, primarily technology-oriented companies accounted for most of the performance. The conventional view was that the market's performance would stall, and perhaps even crash, without the participation of other groups of stocks such as small caps, commodities, and cyclicals.

At the time, we believed that the problem was not in the measurement, but in the measure of the economy. The strength of the market was much broader if viewed from the perspective of the Nasdaq, than of the S&P 500 or Dow Jones Industrial Average. To be fair, a market may not even have to be broad to be healthy. In all revolutions, there are those that ride the waves of change to success and those that ignore it and ultimately fade away. John Chambers, CEO of CISCO SYSTEMS (CSCO), has recently espoused the view that information technology is now a matter of survival and not merely a means of enhancing productivity. TECHNOLOGY HAS LEVELED THE PLAYING FIELD TO THE POINT WHERE IT WON'T NECESSARILY BE THE BIG WHO EAT THE SMALL, BUT RATHER THE FAST WHO EAT THE SLOW.

Reflective of these changes, MICROSOFT (MSFT), HOME DEPOT (HD), INTEL (INTC) and SBC COMMUNICATIONS (SBC) recently replaced CHEVRON (CHV), GOODYEAR (GT), SEARS
(S), and UNION CARBIDE (UK) in the venerated Dow Jones Industrial Average. While largely symbolic, the changes still made headlines. They served

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
Market Overview (continued)
--------------------------------------------------------------------------------
OCTOBER 31, 1999

not only as an official acceptance of the new economy, but also as the acknowledgement that the most commonly used measure of the market was, perhaps, no longer very accurate.

CONSIDER THIS:

[BULLET OMITTED] The four recently added Dow stocks are up a combined 226% since January 1, 1997, while the four stocks removed were up just 6% during the same period. (Source: ISI Group, November, 1999.)

[BULLET OMITTED] Real technology equipment spending has increased 91% since the start of 1994 while the "brick and mortar" spending of the old economy has increased just 27%. (Source: ISI Group, November, 1999.)


As concentrated investors, we have long believed that investing in an industry or an individual stock merely because it exists in an index is a poor way to earn superior returns. We will invest in those areas we feel offer the best potential for sustained growth, and believe that over time the market will continue to move towards us, rather than the other way around.

As mentioned earlier, our funds did quite well this year. White Oak Growth continued to outperform the market as it has done in most years. But the real surprise has been Pin Oak Aggressive, which soared to new highs not only for a one year period, but also for the longer three and five year performance periods. We con-tinue to see strong, new interest in Pin Oak Aggressive, and are using cash flow to add to some exciting companies, primarily in the technology area. The Red Oak Technology Select Fund, opened on December 31, 1998, has also surpassed our expectations, not only in terms of performance, but also in terms of interest by new and existing shareholders.

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
--------------------------------------------------------------------------------

As for the future, we expect more of the same. Inflation is not a problem, nor do we believe it will become one on the heels of continued strong, economic growth. While our call on interest rates has been incorrect in the short run we view the recent rise as temporary, and remain steadfast in our view that they will resume their decline in the year ahead. Bearish sentiment in the bond market remains at historical highs, and this indicator has proved to be an excellent reverse barometer of the market's short-term direction in the past. We would also point out that while interest rates have steadily declined over the past seventeen years, the trend has on several occasions been interrupted by short-term increases.

On the corporate side, earnings prospects look very strong, particularly for technology issues. We are in the early stages of a new Industrial Revolution, whose waves will support sustained growth within the areas we favor -- health care, financial services, and technology. These industries remain the key drivers of economic growth both here as well as around the world, and we do not see this situation changing anytime soon. Our team has completed research on each of our holdings in regards to Y2K risks, and is very comfortable that appropriate measures are in place to assure a smooth transition. We believe Y2K will prove to be a non-event, or at most, a minor blip in the road. The markets will continue to find excuses to have wild gyrations day-to-day. Trying to time these swings is a loser's game, and we will keep our focus on long-term results.

The year ahead is shaping up to be another strong one. Falling interest rates and growing earnings represent the best of all worlds for the stock market, and should go a long way in nourishing this young and hungry bull market. We like where the funds' holdings are positioned, and await the coming year with continued optimism.


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
Pin Oak Aggressive Stock Fund
--------------------------------------------------------------------------------
OCTOBER 31, 1999

                               PIN OAK AGGRESSIVE
   The Fund invests primarily in common stocks of U.S. companies with small to medium market capitalizations (between $500 million and $5 billion) that are key performers within growing industries.

This was a strong year for the Pin Oak Aggressive Stock Fund, which focuses on small to mid-size companies. Given this focus, we often are asked why the biggest holding in Pin Oak is CISCO SYSTEMS (CSCO), a giant. Unlike many small and mid-cap funds, we do not sell a strong performing company merely because it has reached a certain size. In fact, we hope that all of our holdings in Pin Oak become large companies, since that would help us achieve our ultimate goal of strong performance results. Letting our portfolio winners run has been, and will continue to be a hallmark of our investment philosophy.

When we make new investments for the Fund, we invest in companies whose market capitalization is no more than $5 billion or whose sales are less than $100 million annually. Some recent additions to the Fund include smaller companies like ADVENT SOFTWARE (ADVS), JUNIPER NETWORKS (JNPR), and FOUNDRY NETWORKS
(FDRY). At this time, approximately 80% of the Fund assets are in the broad technology sector, and the remaining 20% is split between health care and financials.

The past year was strong for the telecommunications and semi-conductor stocks in the Fund, particularly ATMEL (ATML) and CIENA (CIEN), which were oversold by investors one year ago. Merger and acquisition activity also benefited the portfolio in 1999, as nearly a quarter of the Fund's holdings were bought by larger companies. The takeout list included XYLAN, GULFSTREAM AEROSPACE, ASCEND COMMUNICATIONS, and INTERNATIONAL NETWORK SERVICES, which contributed to the Fund's first capital gain distribution in its seven year history.


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
Pin Oak Aggressive Stock Fund
--------------------------------------------------------------------------------
ALL DATA BELOW AS OF OCTOBER 31, 1999

                               PERFORMANCE UPDATE
--------------------------------------------------------------------------------
                                       AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
                                  1 YEAR      3 YEAR    5 YEAR    INCEPTION TO
                                  RETURN      RETURN    RETURN        DATE
--------------------------------------------------------------------------------
PIN OAK AGGRESSIVE STOCK FUND     90.57%      34.81%    29.26%       21.84%
--------------------------------------------------------------------------------
S&P 400 Mid-Cap Index             21.07%      19.67%    19.51%       17.35%
--------------------------------------------------------------------------------
S&P 500 Composite Index           25.67%      26.52%    26.01%       20.69%
--------------------------------------------------------------------------------
Lipper Mid-Cap Universe           33.45%      16.18%    17.61%       16.19%
--------------------------------------------------------------------------------

FUND DATA
--------------------------------------------
Ticker Symbol                       POGSX
Share Price                         $41.85
Total Net Assets                    $132m
Portfolio Turnover                  26.47%
1999 Capital Gain Distribution      $1.53
       Long-Term cap gain
       Record 12/1/99
       Payable 12/3/99

             TOP 10 HOLDINGS
---------------------------------------
  Cisco Systems                 10.7%
  Vitesse Semiconductor          5.4%
  JDS Uniphase                   5.3%
  Brocade Communications         5.3%
  MBNA                           4.9%
  Advent Software                4.7%
  Tellabs                        4.6%
  Foundry Networks               4.6%
  Exodus Communications          4.6%
  Juniper Networks               4.4%

                 COMPARISON OF CHANGE IN THE VALUE OF A $25,000
                   INVESTMENT IN THE PIN OAK AGGRESSIVE STOCK
                 FUND, VERSUS THE S&P 400 MID-CAP INDEX, S&P 500
   COMPOSITE INDEX, AND THE LIPPER MID-CAP UNIVERSE SINCE INCEPTION (8/3/92)

                              [LINE GRAPH OMITTED]
          PIN OAK    S&P 400  S&P 500      LIPPER
        AGGRESSIVE   MID-CAP COMPOSITE  MID-CAP FUNDS
        STOCK FUND   INDEX     INDEX     OBJECTIVE
 8/31/92  $25000    $25000    $25000      $25000
   10/92   27343     25958     25381       26369
   10/93   33566     31534     29158       32661
   10/94   30854     32278     30283       33481
   10/95   46068     39125     38281       41228
   10/96   45427     45913     47499       48851
   10/97   51755     60903     62746       60536
   10/98   58406     64984     76550       58950
   10/99  111304     78676     96201       78616


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
White Oak Growth Stock Fund
--------------------------------------------------------------------------------
OCTOBER 31, 1999

                                WHITE OAK GROWTH
  The Fund invests primarily in common stocks of large capitalization companies (in excess of $5 billion) that are key performers within growing industries.

Our flagship Fund, the White Oak Growth Stock Fund, surpassed $2.0 billion in assets this year through strong results and continued interest from new and existing shareholders. We are often asked when we will close the Fund to new investors, and our answer remains when we have a difficult time finding good investment ideas in the large-cap sector. With an average market capitalization of $65 billion, liquidity is not an issue at this time.

While the performance results of the last five years are certainly newsworthy, we are particularly pleased with the past year's results, considering the fact that the market, on an overall basis, has not fared as well.

Our concentrated investment approach runs two ways, first in limiting the number of names we hold to fewer than twenty-five, and secondly, to those few industries that we believe have the best potential for long-term growth. PERHAPS MOST IMPORTANT TO OUR OUTPERFORMANCE THIS YEAR WASN'T SO MUCH WHAT THE FUND OWNED, BUT WHAT THE FUND DID NOT OWN. As mentioned earlier, the market's showing in 1999 was domi-nated by technology stocks, while most other areas, including financials and health care, underperformed. In our view, the underperformance of financials and health care has more to do with the rise in interest rates, which we view as short-term, than with any longer-term issues. Given the continued attractive long-term prospects for these two areas, we have continued to add to some of our favorite stocks.

Notable White Oak performers over the past twelve months included CITIGROUP (C) (+73%), TELLABS (TLAB)(+130%), APPLIED MATERIALS (AMAT) (+159%), and SUN MICROSYSTEMS (SUNW) (+263%).

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
White Oak Growth Stock Fund
--------------------------------------------------------------------------------
ALL DATA BELOW AS OF OCTOBER 31, 1999

                               PERFORMANCE UPDATE
--------------------------------------------------------------------------------
                                      AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------
                               1 YEAR      3 YEAR     5 YEAR      INCEPTION TO
                               RETURN      RETURN     RETURN          DATE
--------------------------------------------------------------------------------
WHITE OAK GROWTH STOCK FUND    56.52%      34.84%     35.23%         26.33%
--------------------------------------------------------------------------------
S&P 500 Composite Index        25.67%      26.52%     26.01%         20.69%
--------------------------------------------------------------------------------
Lipper Growth Universe         29.12%      21.25%     20.91%         17.57%
--------------------------------------------------------------------------------

FUND DATA
--------------------------------------------
Ticker Symbol                       WOGSX
Share Price                         $53.28
Total Net Assets                    $2.2b
Portfolio Turnover                  6.27%
1999 Capital Gain Distribution      None

              TOP 10 HOLDINGS
----------------------------------------
  Applied Materials              6.0%
  EMC                            5.3%
  Intel                          5.3%
  Citigroup                      5.2%
  Morgan Stanley Dean Witter     5.2%
  Merck                          5.0%
  Cisco Systems                  5.0%
  Sun Microsystems               4.9%
  Tellabs                        4.9%
  Pfizer                         4.7%

                     COMPARISON OF CHANGE IN THE VALUE OF A
                   $25,000 INVESTMENT IN THE WHITE OAK GROWTH
                 STOCK FUND, VERSUS THE S&P 500 COMPOSITE INDEX,
             AND THE LIPPER GROWTH UNIVERSE SINCE INCEPTION (8/3/92)

                               [LINE GRAPH OMITTED]
        WHITE OAK GROWTH      S&P 500       LIPPER GROWTH
           STOCK FUND     COMPOSITE INDEX   FUNDS OBJECTIVE
8/31/92     $25000            $25000           $25000
10/92        27055             25381            25936
10/93        28026             29158            30617
10/94        31456             30283            31279
10/95        47835             38281            38501
10/96        58039             47499            45743
10/97        78039             62746            58391
10/98        90900             76550            64405
10/99       142276             96201            83186

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
Red Oak Technology Select Fund
--------------------------------------------------------------------------------
OCTOBER 31, 1999

                               RED OAK TECH SELECT
   The Fund primarily invests in common stocks of a small number of companies which rely extensively on technology in their product development or operations, or which are expected to benefit from technological advances and improvements.

The launch of the Red Oak Technology Select Fund at the beginning of 1999 has been met with great success, not only in terms of performance, but also shareholder purchases. To put things into perspective, White Oak did not have Red Oak's asset level, $169 million, until it had been in operation for nearly five years.

The Red Oak Technology Select Fund is an all-cap tech fund, which means that we are not as much interested in the market capitalization of a portfolio holding as we are in a company's business fundamentals. While valuation is important, we look more at a firm's growth rate, the ability to sustain or increase the growth rate, the size of the company's addressable market, and the likelihood that the company can leverage its strength into future growth opportunities as they arise. In making purchase decisions, we like to ask ourselves if the company under consideration would be one that we would like to work for, given our view that a com-pany's true value is ultimately created and sustained by its employees. While we expect the Fund to have low turnover, we will sell when we feel we've overestimated a company's growth opportunity, their ability to execute, or when we discover a better opportunity.

Red Oak's performance was relatively broad-based, with semiconductor, storage, and fiber optics holdings leading the way. JDS Uniphase (JDSU) has grown into the Fund's largest holding, up nearly five-fold this year, on increased recognition that the company is positioning itself at the center of a fiber optics market that is driving the broadband revolution. NETWORK APPLIANCE (NTAP) and BROCADE COMMUNICATIONS (BRCD) also hit new highs in the storage area, while VITESSE (VTSS) and TRIQUINT (TQNT) helped in the semiconductor space.

While the computer hardware sector was a tough area to invest in during 1999, our selections did better than average with GATEWAY (GTW) and SUN MICROSYSTEMS
(SUNW) gaining more than 100% year-to-date. Going forward, we are most excited about the semiconductor and fiber optics space, both of which should prove to be the biggest beneficiaries of the demand for speed in the computer and on the Internet.

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
Red Oak Technology Select Fund
--------------------------------------------------------------------------------
ALL DATA BELOW AS OF OCTOBER 31, 1999

                               PERFORMANCE UPDATE
--------------------------------------------------------------------------------

                                           INCEPTION TO
                                               DATE*
--------------------------------------------------------------------------------
RED OAK TECHNOLOGY SELECT FUND                69.40%
--------------------------------------------------------------------------------
Lipper Science & Technology Universe          57.62%
--------------------------------------------------------------------------------
NASDAQ 100 Index                              43.74%
--------------------------------------------------------------------------------
*Since 12/31/98

FUND DATA
--------------------------------------------
Ticker Symbol                       ROGSX
Share Price                         $16.94
Total Net Assets                    $169m
Portfolio Turnover                  16.54%
1999 Capital Gain Distribution      None

            TOP 10 HOLDINGS
--------------------------------------
  JDS Uniphase                   7.1%
  Gateway                        6.2%
  Brocade Communications         5.5%
  Cisco Systems                  5.4%
  Sun Microsystems               5.3%
  Vitesse Semiconductor          5.0%
  EMC                            5.0%
  Applied Materials              4.8%
  Microsoft                      4.8%
  Network Appliance              4.8%

                     COMPARISON OF CHANGE IN THE VALUE OF A
                        $25,000 INVESTMENT IN THE RED OAK
                    TECHNOLOGY SELECT FUND, VERSUS THE NASDAQ
                       100 INDEX, AND THE LIPPER SCIENCE &
                 TECHNOLOGY UNIVERSE SINCE INCEPTION (12/31/98)

                              [LINE GRAPH OMITTED]
     RED OAK TECHNOLOGY  NASDAQ 100   LIPPER SCIENCE & TECHNOLOGY
        SELECT FUND        INDEX           FUNDS OBJECTIVE
12/31/98   $25000         $25000              $25000
   10/99    42348          35932               39841

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
Financial Highlights
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31,



                                    REALIZED AND                                   NET
            NET ASSET       NET      UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS    ASSET                  NET ASSETS    RATIO OF
              VALUE     INVESTMENT    GAINS OR      FROM NET         FROM         VALUE                    END OF     EXPENSES TO
            BEGINNING     INCOME    (LOSSES) ON    INVESTMENT       CAPITAL      END OF     TOTAL          PERIOD       AVERAGE
            OF PERIOD     (LOSS)     SECURITIES      INCOME          GAINS       PERIOD     RETURN          (000)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
PIN OAK AGGRESSIVE STOCK FUND
 1999        $21.96        $(0.13)      $20.02         --            --         $41.85         90.57%    $131,755       1.00%
 1998(1)     $19.46         (0.15)        2.65         --            --         $21.96         12.85%     $41,444       1.00%
 1997        $17.08         (0.11)        2.49         --            --         $19.46         13.93%     $31,681       0.99%
 1996        $17.32         (0.09)       (0.15)        --            --         $17.08         (1.39)%    $23,738       0.96%
 1995        $11.60         (0.08)        5.80         --            --         $17.32         49.31%     $15,652       0.98%

WHITE OAK GROWTH STOCK FUND
 1999        $34.04        $(0.13)      $19.37         --            --         $53.28         56.52%  $2,196,364       1.00%
 1998(1)     $29.29         (0.05)        4.86         --            (0.06)     $34.04         16.48%    $830,219       1.00%
 1997        $21.88          0.03         7.49         (0.04)        (0.07)     $29.29         34.46%    $362,404       0.98%
 1996        $18.08          0.05         3.80         (0.05)        --         $21.88         21.33%     $26,109       0.95%
 1995        $11.92          0.04         6.15         (0.03)        --         $18.08         52.07%     $10,495       0.97%

RED OAK TECHNOLOGY SELECT FUND
 1999(2)     $10.00        $(0.05)       $6.99         --            --         $16.94         69.40%+   $168,562       1.00%


                                           RATIO OF
                             RATIO OF     NET INCOME
              RATIO OF       EXPENSES      (LOSS) TO
             NET INCOME     TO AVERAGE    AVERAGE NET
              (LOSS) TO     NET ASSETS      ASSETS    PORTFOLIO
               AVERAGE      (EXCLUDING    (EXCLUDING  TURNOVER
             NET ASSETS      WAIVERS)      WAIVERS)     RATE
-------------------------------------------------------------------
PIN OAK AGGRESSIVE STOCK FUND
 1999          (0.57)%        1.10%        (0.67)%     26.47%
 1998(1)       (0.79)%        1.14%        (0.93)%     10.04%
 1997          (0.75)%        1.23%        (0.99)%     17.30%
 1996          (0.62)%        1.47%        (1.13)%     31.65%
 1995          (0.70)%        1.65%        (1.37)%     49.28%

WHITE OAK GROWTH STOCK FUND
 1999          (0.34)%        1.04%        (0.38)%      6.27%
 1998(1)       (0.22)%        1.07%        (0.29)%      6.16%
 1997           0.06 %        1.14%        (0.10)%      7.90%
 1996           0.23 %        1.50%        (0.32)%      8.07%
 1995           0.29 %        2.06%        (0.80)%     22.43%

RED OAK TECHNOLOGY SELECT FUND
 1999(2)       (0.81)%        1.20%        (1.01)%     16.54%


+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) THE INFORMATION SET FORTH IN THIS TABLE FOR THE PERIODS PRIOR TO FEBRUARY 27, 1998 IS THE FINANCIAL DATA OF THE PIN OAK AGGRESSIVE STOCK FUND AND THE WHITE OAK GROWTH STOCK FUND, RESPECTIVELY, EACH A SERIES OF THE ADVISORS' INNER CIRCLE FUND.
(2) THE RED OAK TECHNOLOGY SELECT FUND COMMENCED OPERATIONS ON DECEMBER 31,
    1998.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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12 & 13

Statement of Net Assets
--------------------------------------------------------------------------------
OCTOBER 31, 1999

PIN OAK AGGRESSIVE STOCK FUND
--------------------------------------------------------------------------------
                              Market
Description       Shares   Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.5%
 APPLICATION SERVICE PROVIDER --4.6%
 Exodus Communications     70,500  $  6,063
                                   --------
                                      6,063
                                   --------

 ATM MACHINES -- 2.5%
 Diebold                  126,000     3,308
                                   --------
                                      3,308
                                   --------

 BANKS -- 4.9%
 MBNA                     233,200     6,442
                                   --------
                                      6,442
                                   --------

 COMPUTER-AIDED DESIGN SOFTWARE -- 5.6%
 Parametric Technology*   175,000     3,336
 Synopsys*                 65,000     4,050
                                   --------
                                      7,386
                                   --------

 COMPUTER HARDWARE-- 0.8%
 Compaq Computer           58,500     1,112
                                   --------
                                      1,112
                                   --------

 FIBER OPTICS -- 7.8%
 Ciena*                    90,700     3,197
 JDS Uniphase              42,000     7,009
                                   --------
                                     10,206
                                   --------

 INSURANCE -- 0.4%
 Mutual Risk Management
   Limited                 34,732       525
                                   --------
                                        525
                                   --------

 MANAGED HEALTH CARE SERVICES -- 2.8%
 Express Scripts, Cl A     76,300     3,748
                                   --------
                                      3,748
                                   --------

--------------------------------------------------------------------------------
                             Market
Description       Shares   Value (000)
--------------------------------------------------------------------------------
 NETWORKING PRODUCTS-- 19.7%
 Cisco Systems            190,800  $ 14,119
 Foundry Networks*         32,000     6,064
 Juniper Networks*         21,100     5,816
                                   --------
                                     25,999
                                   --------

 PREPACKAGED SOFTWARE -- 4.7%
 Advent Software          102,000     6,133
                                   --------
                                      6,133
                                   --------

 SEMI-CONDUCTOR CAPITAL EQUIPMENT MANUFACTURING -- 3.8%
 Applied Materials*        55,900     5,021
                                   --------
                                      5,021
                                   --------

 SEMI-CONDUCTORS/ELECTRONICS-- 24.8%
 Atmel*                   112,500     4,345
 Linear Technology         70,600     4,936
 Maxim Integrated Products*59,400     4,689
 PMC-Sierra                18,600     1,753
 TriQuint Semiconductor    56,000     4,480
 Vitesse Semiconductor    155,000     7,111
 Xilinx                    68,800     5,409
                                   --------
                                     32,723
                                   --------

 STORAGE AREA NETWORKING -- 5.3%
 Brocade Communications*   25,800     6,940
                                   --------
                                      6,940
                                   --------

 TELECOMMUNICATIONS EQUIPMENT -- 7.8%
 Aspect
   Telecommunications*    167,600     4,222
 Tellabs                   96,200     6,085
                                   --------
                                     10,307
                                   --------
TOTAL COMMON STOCKS
   (Cost $70,890)                   125,913
                                   --------

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
--------------------------------------------------------------------------------

PIN OAK AGGRESSIVE STOCK FUND -- CONTINUED
--------------------------------------------------------------------------------
                        Face        Market
Description          Amount (000) Value (000)
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.2%
 J.P. Morgan
   5.170%, dated 10/29/99,
   matures 11/01/99, repurchase
   price $5,508,128 (collateralized
   by U.S. Treasury Bond,
   par value $5,651,000,
   6.125%, 08/15/29, total
   market value:
   $5,616,787)          $5,506     $  5,506
                                   --------
TOTAL REPURCHASE AGREEMENT
   (Cost $5,506)                      5,506
                                   --------
TOTAL INVESTMENTS-- 99.7%
   (Cost $76,396)                   131,419
                                   --------
OTHER ASSETS AND LIABILITIES,
   NET 0.3%                             336
                                   --------

--------------------------------------------------------------------------------
                                     Market
Description                        Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares (unlimited authorization
   -- no par value) based on 3,148,526
   outstanding shares of
   beneficial interest            $  71,269
Accumulated net realized gain
on investments                        5,463
Net unrealized appreciation
   on investments                    55,023
                                   --------
 TOTAL NET ASSETS-- 100.0%         $131,755
                                   --------
                                   --------
Net Asset Value, Offering and Redemption
   Price Per Share                   $41.85
                                   --------
                                   --------
* NON-INCOME PRODUCING SECURITY
CL --CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                                                              15

Statement of Net Assets
--------------------------------------------------------------------------------
OCTOBER 31, 1999

WHITE OAK GROWTH STOCK FUND
--------------------------------------------------------------------------------
                             Market
Description       Shares   Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
 BANKS --14.2%
 BankAmerica           1,493,000  $  96,112
 Citigroup             2,110,000    114,204
 MBNA                  3,650,000    100,831
                                   --------
                                    311,147
                                   --------

 COMPUTER-AIDED DESIGN SOFTWARE --2.7%
 Parametric Technology*3,074,300     58,604
                                   --------
                                     58,604
                                   --------

 COMPUTER HARDWARE --9.1%
 Compaq Computer       2,080,000     39,520
 Dell Computer         1,310,000     52,564
 Sun Microsystems      1,025,400    108,500
                                   --------
                                    200,584
                                   --------

 COMPUTER STORAGE --5.3%
 EMC                   1,595,000    116,435
                                   --------
                                    116,435
                                   --------

 FIBER OPTICS --2.4%
 Ciena*                1,491,200     52,565
                                   --------
                                     52,565
                                   --------

 FINANCIAL SERVICES -- 2.9%
 Charles Schwab        1,335,000     51,982
 First Data              235,100     10,741
                                   --------
                                     62,723
                                   --------

 INSURANCE -- 4.3%
 American International
   Group                 924,998     95,217
                                   --------
                                     95,217
                                   --------

 MEDICAL INSTRUMENTS  -- 4.0%
 Medtronic             2,550,000     88,294
                                   --------
                                     88,294
                                   --------

--------------------------------------------------------------------------------
                             Market
Description       Shares   Value (000)
--------------------------------------------------------------------------------
 NETWORKING PRODUCTS-- 5.6%
 3Com*                   500,000 $   14,500
 Cisco Systems         1,471,500    108,891
                                   --------
                                    123,391
                                   --------

 PHARMACEUTICALS-- 14.1%
 Eli Lilly & Co.       1,405,000     96,769
 Merck                 1,380,000    109,796
 Pfizer                2,640,000    104,280
                                   --------
                                    310,845
                                   --------

 PREPACKAGED SOFTWARE -- 4.1%
 Microsoft               972,000     89,971
                                   --------
                                     89,971
                                   --------

 SECURITIES BROKER -- 5.2%
 Morgan, Stanley, Dean
    Witter, Discover   1,035,000    114,173
                                   --------
                                    114,173
                                   --------

 SEMI-CONDUCTOR CAPITAL EQUIPMENT MANUFACTURING -- 6.0%
 Applied Materials*    1,474,200    132,402
                                   --------
                                    132,402
                                   --------

 SEMI-CONDUCTORS/ELECTRONICS -- 9.7%
 Intel                 1,510,000    116,931
 Linear Technology     1,382,400     96,682
                                   --------
                                    213,613
                                   --------

 TELECOMMUNICATIONS EQUIPMENT -- 8.0%
 Lucent Technologies     950,000     61,037
 Nortel Networks         109,200      6,764
 Tellabs               1,690,000    106,892
                                   --------
                                    174,693
                                   --------

TOTAL COMMON STOCKS
   (Cost $1,451,762)              2,144,657
                                   --------

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16

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Face         Market
Description           Amount (000) Value (000)
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 3.4%
 J.P. Morgan
   5.170%, dated 10/29/99, matures
   11/01/99, repurchase price
   $73,789,168 (collateralized
   by U.S. Treasury Note, par
   value $75,210,000, 6.125%,
   08/15/07, total market
   value: $75,233,418)    $73,757  $ 73,757
                                   --------

TOTAL REPURCHASE AGREEMENT
   (Cost $73,757)                    73,757
                                   --------
TOTAL INVESTMENTS -- 101.0%
   (Cost $1,525,519)              2,218,414
                                  ---------
 OTHER ASSETS AND LIABILITIES,
    NET -- (1.0%)                   (22,050)
                                  ---------

--------------------------------------------------------------------------------
                                     Market
Description                        Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares (unlimited
   authorization -- no par
   value) based on 41,221,841
   outstanding shares of
   beneficial interest           $1,513,181
Accumulated net realized loss
   on investments                    (9,712)
Net unrealized appreciation
   on investments                   692,895
                                  ---------
 TOTAL NET ASSETS -- 100.0%      $2,196,364
                                  ---------
                                  ---------
Net Asset Value, Offering and Redemption
   Price Per Share                   $53.28
                                  ---------
                                  ---------

* NON-INCOME PRODUCING SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                                                              17

Statement of Net Assets
--------------------------------------------------------------------------------
OCTOBER 31, 1999

RED OAK TECHNOLOGY SELECT FUND
--------------------------------------------------------------------------------
                                     Market
Description               Shares   Value (000)
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.4%
 APPLICATION SERVICE PROVIDER -- 3.8%
 Exodus Communications    75,400   $  6,484
                                   --------
                                      6,484
                                   --------

 COMPUTER-AIDED DESIGN SOFTWARE -- 2.9%
 Parametric Technology*  253,700      4,836
                                   --------
                                      4,836
                                   --------

 COMPUTER HARDWARE-- 15.4%
 Dell Computer           163,700      6,569
 Gateway 2000            157,900     10,431
 Sun Microsystems         84,000      8,888
                                   --------
                                     25,888
                                   --------

 COMPUTER STORAGE-- 9.8%
 EMC                     116,100      8,475
 Network Appliance       108,700      8,044
                                   --------
                                     16,519
                                   --------

 FIBER OPTICS -- 11.8%
 Ciena*                  108,700      3,832
 Ortel*                  120,000      3,975
 JDS Uniphase             72,200     12,048
                                   --------
                                     19,855
                                   --------

 FINANCIAL SERVICES -- 3.7%
 Charles Schwab          162,200      6,316
                                   --------
                                      6,316
                                   --------

 INTERNET SOFTWARE-- 3.8%
 America Online           49,500      6,420
                                   --------
                                      6,420
                                   --------

 NETWORKING PRODUCTS -- 5.4%
 Cisco Systems           121,900      9,021
                                   --------
                                      9,021
                                   --------

--------------------------------------------------------------------------------
                        Shares/Face   Market
Description            Amount (000) Value (000)
--------------------------------------------------------------------------------

 PREPACKAGED SOFTWARE-- 4.8%
 Microsoft                87,600   $  8,108
                                   --------
                                      8,108
                                   --------

 SEMI-CONDUCTOR CAPITAL EQUIPMENT MANUFACTURING -- 4.8%
 Applied Materials*       90,300      8,110
                                   --------
                                      8,110
                                   --------

 SEMI-CONDUCTORS/ELECTRONICS -- 22.1%
 Intel                   100,700      7,798
 Maxim Integrated
   Products              101,300      7,996
 Semtech                 149,800      5,739
 TriQuint Semiconductor   90,800      7,264
 Vitesse Semiconductor   184,800      8,478
                                   --------
                                     37,275
                                   --------

 STORAGE AREA NETWORKING -- 5.5%
 Brocade Communications*  34,200      9,200
                                   --------
                                      9,200
                                   --------

 TELECOMMUNICATIONS EQUIPMENT -- 3.6%
 Tellabs                  95,900      6,066
                                   --------
                                      6,066
                                   --------
TOTAL COMMON STOCKS
   (Cost $113,662)                  164,098
                                   --------

 REPURCHASE AGREEMENT -- 2.0%
  J.P. Morgan
    5.170%, dated 10/29/99, matures 11/01/99,
    repurchase price $3,370,393 (collateralized by
    U.S. Treasury Bond, par value $3,458,000,
    6.125%, 08/15/29, total market
    value: $3,437,064)    $3,369      3,369
                                   --------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,369)                      3,369
                                   --------
TOTAL INVESTMENTS-- 99.4%
   (Cost $117,031)                  167,467
                                   --------
 OTHER ASSETS AND LIABILITIES,
   NET -- 0.6%                        1,095
                                   --------
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18

--------------------------------------------------------------------------------
                                     Market
Description                        Value (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Shares (unlimited authorization
   -- no par value) based on 9,951,962
   outstanding shares of
   beneficial interest             $119,492
Accumulated net realized loss
   on investments                    (1,366)
Net unrealized appreciation
   on investments                    50,436
                                   --------
 TOTAL NET ASSETS-- 100.0%         $168,562
                                   --------
                                   --------

--------------------------------------------------------------------------------
                                     Market
Description                        Value (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share                   $16.94
                                   --------
                                   --------
* NON-INCOME PRODUCING SECURITY

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                             [LOGO OMITTED] OAK ASSOCIATES FUNDS
                                                           WWW.OAKASSOCIATES.COM

Statement of Operations (000)
--------------------------------------------------------------------------------
FOR THE PERIOD ENDED OCTOBER 31, 1999

                                                      PIN OAK       WHITE OAK       RED OAK
                                                 AGGRESSIVE STOCK GROWTH STOCK TECHNOLOGY SELECT
                                                       FUND           FUND           FUND
                                                  ---------------------------------------------
                                                      11/01/98      11/01/98      12/31/98 (1)
                                                    TO 10/31/99    TO 10/31/99    TO 10/31/99
------------------------------------------------------------------------------------------------
Investment Income:
   Dividends ......................................    $  128        $ 8,174        $   28
   Interest .......................................       191          2,156            94
------------------------------------------------------------------------------------------------
      Total Investment Income .....................       319         10,330           122
------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .......................       546         11,514           483
   Investment Advisory Fee Waiver .................       (73)          (570)         (134)
   Administration Fees ............................       111          1,540           101
   Custodian Fees .................................         7             76             8
   Transfer Agent Fees and Expenses ...............        87          2,271            93
   Professional Fees ..............................         4            109            10
   Trustee Fees ...................................        --             14            --
   Registration Fees ..............................        41            320            73
   Printing .......................................        13            268            18
   Insurance and Other Fees .......................         2             19             1
------------------------------------------------------------------------------------------------
      Total Expenses ..............................       738         15,561           653
------------------------------------------------------------------------------------------------
      Net Investment Loss .........................      (419)        (5,231)         (531)
------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) on
      Securities Sold .............................     6,073         (3,755)       (1,366)
   Net Unrealized Appreciation of
      Investment Securities .......................    41,997        613,797        50,436
------------------------------------------------------------------------------------------------
      Net Realized and Unrealized Gain
         on Investments ...........................    48,070        610,042        49,070
------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
         From Operations ..........................   $47,651       $604,811       $48,539
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

(1) THE RED OAK TECHNOLOGY SELECT FUND COMMENCED OPERATIONS ON DECEMBER 31,
    1998.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



    The accompanying notes are an integral part of the financial statements.

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20

Statement of Changes in Net Assets (000)
--------------------------------------------------------------------------------
FOR THE PERIODS ENDED OCTOBER 31

                                                 PIN OAK                 WHITE OAK          RED OAK
                                            AGGRESSIVE STOCK           GROWTH STOCK        TECHNOLOGY
                                                  FUND                      FUND           SELECT FUND
                                         -----------------------  -----------------------  ------------
                                           11/01/98    11/01/97    11/01/98     11/01/97   12/31/98 (1)
                                         TO 10/31/99 TO 10/31/98  TO 10/31/99 TO 10/31/98  TO 10/31/99
--------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Loss ...............   $    (419)   $  (277)    $ (5,231)    $ (1,326)      $ (531)
   Net Realized Gain (Loss) on
      Securities Sold ................       6,073      1,175       (3,755)      (5,957)      (1,366)
   Net Unrealized Appreciation of
      Investment Securities ..........      41,997      2,886      613,797       56,368       50,436
--------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
      From Operations ................      47,651      3,784      604,811       49,085       48,539
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .............          --        --          --            --          --
   Realized Capital Gains ............          --        --          --           (848)        --
--------------------------------------------------------------------------------------------------------
      Total Distributions ............          --        --          --           (848)        --
--------------------------------------------------------------------------------------------------------
Capital Share Transactions (in dollars):
   Shares Issued .....................      84,532     25,022    1,169,912      699,743      137,216
   Shares Issued in Lieu of Cash Distributions  --         --         --            802           --
   Shares Redeemed ...................     (41,872)   (19,043)    (408,578)    (280,967)     (17,193)
--------------------------------------------------------------------------------------------------------
      Increase in Net Assets From Capital
         Share Transactions ..........      42,660      5,979      761,334      419,578      120,023
--------------------------------------------------------------------------------------------------------
            Total Increase in Net Assets    90,311      9,763    1,366,145      467,815      168,562
--------------------------------------------------------------------------------------------------------
Net Assets:
      Beginning of Period ............      41,444     31,681      830,219      362,404           --
--------------------------------------------------------------------------------------------------------
      End of Period ..................    $131,755    $41,444   $2,196,364     $830,219     $168,562
--------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
   Issued ............................       2,631      1,173       25,841       20,843       11,337
   Issued in Lieu of Cash Distributions         --         --         --             29           --
   Redeemed ..........................      (1,369)      (914)      (9,008)      (8,854)      (1,385)
--------------------------------------------------------------------------------------------------------
   Net Increase in Share Transactions        1,262        259       16,833       12,018        9,952
--------------------------------------------------------------------------------------------------------

(1) THE RED OAK TECHNOLOGY SELECT FUND COMMENCED OPERATIONS ON DECEMBER 31,
    1998.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

The accompanying notes are an integral part of the financial statements.

                                             [LOGO OMITTED] OAK ASSOCIATES FUNDS
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                                                                              21

Notes to Financial Statements
--------------------------------------------------------------------------------
OCTOBER 31, 1999

1. ORGANIZATION:

THE OAK ASSOCIATES FUNDS (the "Trust") is organized as a Massachusetts business trust under an Agreement and Declaration of Trust dated November 6, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with three funds: Pin Oak Aggressive Stock Fund, White Oak Growth Stock Fund and Red Oak Technology Select Fund (the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

On February 25, 1998, the shareholders of the Advisors' Inner Circle White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund (the "Oak Funds") voted to approve a tax-free reorganization of the Oak Funds through a transfer of all assets and liabilities to the Oak Associates Funds White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund. The reorganization took place on February 27, 1998.


2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION--Investments in equity securities, which are traded on a national exchange (or reported on the NASDAQ national market system), are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

     NET ASSET VALUE PER SHARE--The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

     EXPENSES--Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require



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22

--------------------------------------------------------------------------------

     that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and paid to Shareholders on an annual basis, as applicable. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. In accordance with the Statement of Position 93-2, Pin Oak Aggressive Stock Fund, White Oak Growth Stock Fund and Red Oak Technology Select Fund reclassed $12,302, $5,231,501, and $531,300, respectively, from Net Investment Income to Paid In Capital in the Statement of Net Assets. This reclassification, which has no impact on the net asset value of the Funds is primarily attributable to net operating losses and differences in the computation of distributable income under federal income tax rules versus generally accepted accounting principles.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.


4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administrative Agreement dated February 27, 1998, under which the Administrator provides management and administrative services for an annual fee of 0.15% of the average daily net assets of each of the Funds up to $250 million, 0.12% on the next $200 million, 0.10% on the next $200 million, and 0.08% of such assets in excess of $650 million. There is a minimum annual fee of $75,000 per fund.

The Trust has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. For its services the Liquidity Desk received $25,314 for the year ended October 31, 1999.

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. From time to time,

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Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
OCTOBER 31, 1999


the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Funds to persons who beneficially own interests in the Funds.

The Trust and the Distributor are parties to a Distribution Agreement dated February 27, 1998. The Distributor receives no fees for its distribution services under this agreement.


5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Oak Associates, ltd. (the "Adviser") are parties to an Investment Advisory Agreement dated February 27, 1998, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse the Funds' expenses if necessary) in order to limit operating expenses to not more than 1.00% of the average daily net assets of each of the Funds. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

First Union National Bank acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1999, are as follows:


                 PIN OAK  WHITE OAK  RED OAK
               AGGRESSIVE  GROWTH  TECHNOLOGY
                  STOCK     STOCK    SELECT
                  FUND      FUND      FUND
                  (000)     (000)     (000)
               -------------------------------
Purchases      $57,084   $818,825  $129,029
Sales           18,825     94,455    14,001

At October 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1999, are as follows:

                 PIN OAK  WHITE OAK  RED OAK
               AGGRESSIVE  GROWTH  TECHNOLOGY
                  STOCK     STOCK    SELECT
                  FUND      FUND      FUND
                  (000)     (000)     (000)
               -------------------------------
Aggregate gross
   unrealized
   appreciation $57,073   $745,414   $51,386
Aggregate gross
   unrealized
   depreciation  (2,050)   (52,519)     (950)
                -------   --------   -------
Net unrealized
   appreciation $55,023   $692,895   $50,436
                =======   ========   =======


7. CAPITAL LOSS CARRYFORWARDS:
The capital loss carryforwards at October 31, 1999, for federal income tax purposes are as follows (000):

                         EXPIRES    EXPIRES
                          2006        2007
                         -------    -------
White Oak Growth
  Stock Fund            $5,957     $3,755
Red Oak Technology
  Select Fund           $   --     $1,366

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains offset will not be distributed.

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24
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Report of Independent Public Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Oak Associates Funds:

We have audited the accompanying statements of net assets of the Pin Oak Aggressive Stock Fund, White Oak Growth Stock Fund, and Red Oak Technology Select Fund of the Oak Associates Funds (the "Trust") as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pin Oak Aggressive Stock Fund, White Oak Growth Stock Fund, and Red Oak Technology Select Fund of the Oak Associates Funds as of October 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
November 19, 1999

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                                                                              25
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                                     NOTES

                           [GRAPHIC OF LOGO OMITTED]



1-888-462-5386
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26

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OAK ASSOCIATES FUNDS
PIN OAK AGGRESSIVE
WHITE OAK GROWTH
RED OAK TECHNOLOGY SELECT


P.O. BOX 219441
KANSAS CITY, MO 64121-6441

TO OPEN AN ACCOUNT, RECEIVE ACCOUNT INFORMATION, MAKE INQUIRIES OR REQUEST AN INVESTMENT KIT:



CALL TOLL FREE
1-888-4OAK-FUND
(1-888-462-5386)



WWW.OAKASSOCIATES.COM


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